Segment Information	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment Information

15. SEGMENT INFORMATION

The Group’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer of the Group, who reviews financial information of operating segments when making decisions about allocating resources and assessing performance of the Group. An operating segment is a component of the Group that engages in business activities from which it may earn revenues and incur expenses, and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by the Group’s CODM.

For the years ended December 31, 2023, 2024 and 2025, the Group’s CODM managed the Group’s business activities as a single operating and reportable segment at the consolidated level. Accordingly, the Group’s CODM used consolidated net income in the annual budget and forecasting process to measure segment profit or loss, allocated resources and assessed performance. Significant segment expenses were the same as those presented under the cost of revenue and operating expenses in the consolidated statements of operations. Other segment items included in consolidated net loss were interest income, other income, net and income tax expenses in the accompanying consolidated statements of operations.

The Group primarily operates in the PRC and substantially all of the Group’s long-lived assets are located in the PRC.